INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2020
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

8.   INTANGIBLE ASSETS, NET

	As of December 31,
	2019	2020

	(HK$ in thousands)
Gross carrying amount
Computer software	6,328	8,525
License	2,000	2,000
Trading right	1,000	1,000
Golf membership	678	2,563
Total of gross carrying amount	10,006	14,088

Less: accumulated amortization
Computer software	(1,647)	(3,041)
Trading right	(500)	(500)
Golf membership	(166)	(331)
Total of accumulated amortization	(2,313)	(3,872)
Intangible assets, net	7,693	10,216

Amortization expenses on intangible assets which are included in research and development expenses, selling and marketing expense and general and administrative expenses in the consolidated statements of comprehensive income for the years ended December 31, 2018, 2019 and 2020 were HK$315 thousand, HK$900 thousand and HK$1,439 thousand, respectively.